Exhibit 10.2

                                                           Draft: 15 August 2003

Class A1 Confirmation

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class A1 Swap Agreement
                            Dated [ ] September 2003

GRACECHURCH CARD FUNDING (NO. 5) PLC

Re: Transaction between Barclays Bank PLC ("Party A") and Gracechurch Card Funding (No. 5) PLC ("Party B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Swap Transaction"). References herein to a Transaction shall be deemed to be references to a Swap Transaction for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA Master") dated as of [ ] September 2003, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "Agreement"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Party A:                          Barclays Bank PLC

        Party B:                          Gracechurch Card Funding (No. 5) PLC

        Trade Date:                       [ ] September 2003

        Effective Date:                   [ ] September 2003; provided, however,
                                          that  effectiveness  is subject to the
                                          issuance  of the Notes and the receipt
                                          by the Series  03-3 Issuer on or prior
                                          to [ ] September 2003 of unconditional
                                          confirmation that upon issue the Class
                                          A1 Notes  will be rated Aaa by Moody's
                                          and AAA by Standard & Poor's.

        Termination Date:                 [ ]   September   20[ ],   subject  to
                                          adjustment  in  accordance   with  the
                                          Following Business Day

                                          Convention,  and subject to adjustment
                                          in accordance with Section 3.3 below

        Business Days for USD:            A day other than a Saturday,  a Sunday
                                          or a day on which banking institutions
                                          in London,  England  or New York,  New
                                          York are  authorised or obliged by law
                                          to be closed

        Business Days for GBP: Any day other than a Saturday, a Sunday or a day on which banking institutions in London, England or New York, New York are authorised or obliged by law to be closed

        Calculation Agent                 Party A

        Initial Exchange Amounts and Final Exchange Amounts

        Party A Initial Exchange Amount:  GBP [ ]

        Party A Initial Exchange Date:    Effective Date

        Party A Final Exchange Amount:    Party  A   Currency   Amount   on  the
                                          Termination Date

        Party A Final Exchange Date:      Termination Date

        Party B Initial Exchange Amount:  USD  [ ]

        Party B Initial Exchange Date:    Effective Date

        Party B Final Exchange Amount:    Party  B   Currency   Amount   on  the
                                          Termination Date

        Party B Final Exchange Date:      Termination Date

        Party A Floating Rate Amounts

        Party A Floating Rate Payer:      Party A

        Party A Currency Amount:          USD [ ] (subject to adjustment  during
                                          the  Redemption   Period  as  set  out
                                          herein)

        Party A Floating Rate Payer
        Period End Dates:                 The  15th day of each  calendar  month
                                          from      and       including      [ ]
                                          [October/November]    2003    to   and
                                          including  the  Termination  Date,  in
                                          each case  subject  to  adjustment  in
                                          accordance with the Following Business
                                          Day Convention

        Party A Floating Rate Payer
        Payment Dates:                    Each  Party  A  Floating   Rate  Payer
                                          Period End Date.  Party A will provide
                                          a  clearing  system
                                          notice as to the  amount to be paid on
                                          each  Party  A  Floating   Rate  Payer
                                          Payment Date 2 Business  Days prior to
                                          each such Party A Floating  Rate Payer
                                          Payment Date

        Party A Floating Rate Option:     LIBOR   for  USD  as   calculated   in
                                          accordance  with  Condition  5 of  the
                                          Conditions for the Notes, provided for
                                          the first Calculation Period the Party
                                          A  Floating  Rate  Option  shall be an
                                          interpolated  rate  for  one  and  two
                                          month LIBOR  calculated  in accordance
                                          with Condition 5 of the Conditions for
                                          the Notes;  and provided  further that
                                          any reference to "London  Banking Day"
                                          in the Agreement shall not be utilised
                                          in  calculating  the Party A  Floating
                                          Rate  Option in  respect  of any Reset
                                          Date and  shall be read  instead  as a
                                          reference  to   "quotation   date"  as
                                          defined   in   Condition   5  of   the
                                          Conditions for the Notes

        Calculation Periods for Party A
        Floating Rate Amounts:            Each period from, and  including,  the
                                          Party A Floating Rate Payer Period End
                                          Date  to,  but  excluding,   the  next
                                          following  Party A Floating Rate Payer
                                          Period End Date, provided that (a) the
                                          first  such  Calculation   Period  for
                                          Party A Floating Rate Amounts shall be
                                          from,  and  including,  the  Effective
                                          Date    to,    but    excluding    [ ]
                                          [October/November]  2003  and  (b) the
                                          last such Calculation Period for Party
                                          A Floating  Rate Amounts shall end on,
                                          but exclude, the Termination Date

        Designated Maturity:              1 month,  provided  that in respect of
                                          the first Calculation Period, it shall
                                          be for the period from (and including)
                                          [ ] September 2003 to (but  excluding)
                                          [ ] [October/November] 2003

        Spread:                           [ ]%

        Party A Floating Rate
        Day Count Fraction:               Actual/360 as calculated in accordance
                                          with Condition 5 of the Conditions for
                                          the Notes

        Reset Dates:                      First day of each Calculation Period

        Party B Floating Rate Amounts

        Party B Floating Rate Payer:      Party B

        Party B Currency Amount:          GBP [ ] (subject to adjustment  during
                                          the  Redemption   Period  as  set  out
                                          below)

        Party B Floating Rate Payer
        Period End Dates:                 The 15th day of each December,  March,
                                          June and  September  to and  including
                                          the  Termination  Date,  in each  case
                                          subject to  adjustment  in  accordance
                                          with:  (a) the Following  Business Day
                                          Convention,  and  (b)  the  Redemption
                                          Period  as set  out  below  (following
                                          which the Party B Floating  Rate Payer
                                          Period End Date  shall be the  Amended
                                          Party B Floating Rate Payer Period End
                                          Date)

        Party B Floating Rate Payer
        Payment Dates:                    [ ]   [October/November]    2003   and
                                          thereafter   the   15th  day  of  each
                                          calendar  month to and  including  the
                                          Termination Date, in each case subject
                                          to adjustment  in accordance  with the
                                          Following Business Day Convention

        Party B Floating Rate Option:     GBP-LIBOR-BBA calculated in accordance
                                          with  the  Series  03-3  Class A1 Debt
                                          Amount,  and  utilising  the Moneyline
                                          Telerate   Page   specified   therein,
                                          provided  that in respect of the first
                                          Calculation   Period   the   Party   B
                                          Floating Rate Option shall be a linear
                                          interpolation  of  the   GBP-LIBOR-BBA
                                          rates for the first Calculation Period
                                          and calculated in accordance  with the
                                          Series 03-3 Class A1 Debt Amount

        Calculation Periods for Party B
        Floating Rate Amounts:            Each period from, and  including,  one
                                          Party B Floating Rate Payer Period End
                                          Date  to,  but  excluding,   the  next
                                          following  Party B Floating Rate Payer
                                          Period  End  Date,  provided  that the
                                          first  such  Calculation   Period  for
                                          Party B Floating Rate Amounts shall be
                                          from,  and  including,  the  Effective
                                          Date   to,    but    excluding,    [ ]
                                          [October/November],  (b) the last such
                                          Calculation   Period   for   Party   B
                                          Floating  Rate  Amounts  shall end on,
                                          but exclude, the Termination Date

        Designated Maturity:              In    respect   of   (a)   the   first
                                          Calculation  Period,  the period  from
                                          (and  including) the Effective Date to
                                          (but excluding) [ ] [October/November]
                                          2003;   (b)  the  second   Calculation
                                          Period,    the   period    from   (and
                                          including) [ ] [October/November] 2003
                                          to      (but       excluding)      [ ]
                                          [November/December]   2003;   and  (c)
                                          Calculation  Periods   thereafter,   3
                                          months  (subject to adjustment  during
                                          the  Redemption   Period  as  set  out
                                          below)

        Spread:                           [ ]%

        Party B Floating Rate
        Day Count Fraction:               A fraction,  the numerator of which is
                                          the  actual  number  of  days  in such
                                          Calculation Period and the denominator
                                          of which is 365 (or 366 in the case of
                                          any  Calculation  Period  ending  in a
                                          leap year) as calculated in accordance
                                          with the interest  rate  applicable to
                                          the Series 03-3 Class A1 Debt Amount

        Reset Dates:                      First day of each Calculation Period

3.      Details of Variation to Agreement:

3.1 Taxation: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2     Interest Deferral:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 03-3 Class A1), and hence the amount of Party B Available Funds (Series 03-3 Class A1), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "Deferred Interest Amount" for that Party B Floating Rate Payer Payment Date). "MTN Issuer Available Funds (Series 03-3 Class A1)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard

        Funding plc (the "MTN Issuer") by the Receivables Trustee (and deposited in the Series 03-3 Distribution Account) on the related Distribution Date in respect of the Class A1 Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 03-3 Class A1) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "Party B Available Funds (Series 03-3 Class A1)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 03-3 Class A1) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-3 MTN Certificate).

        The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "Reduction Ratio" is a fraction equal to:

                     Deferred Interest Amount
                  ------------------------------------
                   Aggregate Party B Payment Amount

        The "Aggregate Party B Payment Amount" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 03-3 Class A1) and hence any Party B Make-up Funds (Series 03-3 Class A1) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "Additional Party B Amount"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

        Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN Issuer Make-up Funds (Series 03-3 Class A1)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 03-3 Distribution Account in respect of either of the following: (a) the Class A1 Deficiency Amount (if and to the extent that the same is attributable to the Class A1 Monthly Finance Amount for any earlier Distribution Date); and (b) the Class A1 Additional Finance Amount (if and to the extent that the same is attributable to the Class A1 Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 03-3 Class
        A1) shall exclude any
        amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "Party B Make-up Funds (Series 03-3 Class A1)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 03-3 Class A1) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-3 MTN Certificate.

        The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "Additional Party A Amount") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "Increase Ratio" is a fraction equal to:

               Additional Party B Amount
            --------------------------------------
             Aggregate Party B Payment Amount

3.3     Redemption Period.

        On the earliest to occur of (a) the Series 03-3 Scheduled Redemption Date in the event that the Series 03-3 Class A1 Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "Redemption Trigger") then the following provisions shall apply.

        The "Redemption Period End Date" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in September 20[ ], and (b) the date upon which the Series 03-3 Class A1 Debt Amount is redeemed in full.

        From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "Redemption Period".

        During the Redemption Period:

        (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "Amended Party B Floating Rate Payer Period End Date") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

        (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 Amortisation of Party A Currency Amount and Party B Currency Amount during Redemption Period

        During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 03-3 Scheduled Redemption Date if the Redemption Trigger falls on the Series 03-3 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 03-3 Issuer Account and referable to the Series 03-3 Class A1 Debt Amount and credited to the Class A1 Notes Principal Ledger (the amount of such reduction, the "Party B Amortisation Amount"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

        During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 03-3 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 03-3 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A1) by an amount (the "Party A Amortisation Amount") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

        A = the Party A Currency Amount calculated on the Effective Date

        B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

        C = the Party B Currency Amount calculated on the Effective Date.

        On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

        If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 03-3 Distribution Account for Class A, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 03-3 Issuer Account and referable to the Series 03-3 Class A1 Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.      Account Details

             Account for           Barclays Bank PLC

        Payments to Party A   SWIFT: BARCGB22
        in GBP:               Sort code: 20-00-00
                              Beneficiary: Barclays Swaps
                              Beneficiary Account: 00152021

        Account for           Barclays Bank PLC NY
        Payments to Party A   SWIFT: BARCUS33
        in USD                Beneficiary: Barclays Swaps and Options Group NY
                              Beneficiary Account: 050-01922-8

        Account for           Barclays Bank PLC
        Payments to Party B   Sort code: 20-19-90
        in GBP:               Account number: [ ]

        Account for           Barclays Bank PLC
        Payments to Party B   Sort code: 20-19-90
        in USD:               Account number: [ ]

5.      Contact for Party A Documentation and Operations:

        Barclays Bank PLC
        Attention:            Derivatives Director, Legal Division (marked
                              urgent)
        Telephone:            +44 20 7773 2224
        Fax No:               +44 20 7773 4932

6.      Governing Law: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              BARCLAYS BANK PLC

                              By:

                              Title:

                              Confirmed as of the date first written:

                              GRACECHURCH CARD FUNDING (NO. 5) PLC

                              By:
                              Per pro SFM Directors (No. 2) Limited, as Director
                              Title: Authorised Signatory


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